UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  January 6, 2005


                          PENDER INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)

   Delaware                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


            60 Columbia Way, Suite 300, Markham, Ontario, L3R 0C9
                  (Address of principal executive offices)

                               (905) 882-1066
                      (Registrant's telephone number)


    123 Commerce Valley Drive East, Suite 300, Thornhill, Ontario, L3T 7W8
       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS

On January 6, 2004, Minh Ngoc Pham resigned as our secretary, treasurer and one of our directors.

On January 6, 2004, Michael Ciavarella resigned as our president, chief executive and one of our directors.

As such, we do not currently have a president, chief executive officer, secretary, or treasurer. Our board of directors is actively searching for qualified officers to fill these positions. At such time as our board of directors appoints officers to fill these positions, we will file a current report on Form 8-K to disclose the appropriate information regarding such persons.

New Directors. On January 6, 2004, our remaining board members acted by written consent to elect Vic Dominelli as a director, filling the vacancy left by the resignation of Minh Ngoc Pham.

Vic Dominelli is 44 years old and is one of our directors. From 2002 to the present, Dominelli has served as a self-employed independent contractor. From 1985 to 2002, Dominelli served as a manager with Bombardier Aircraft.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    Pender International, Inc.
                                                    (Registrant)


                                                       /s/ Kalson G.H. Jang
                                                    --------------------------
                                                    Kalson G.H. Jang
                                                    Chairman and Director
                                                    (Duly Authorized Officer)

                                                    Date: January 12, 2004


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